EXHIBIT 10.4(a)
                      FIRST AMENDMENT TO LICENSE AGREEMENT

         This First Amendment to the License Agreement ("First Amendment") is made as of this 20th day of December, 2003 by and between ImmuneRegen BioSciences, Inc., a Delaware corporation with its principal offices at 8665 E. Via De Ventura Boulevard, Suite E155, Scottsdale, Arizona 85268 ("the Company") on the one hand, and Mark L. Witten, Ph.d., an individual having his principal address at 7032 East Rosewood Street, Tucson, Arizona 85710 ("Witten") and David Harris, Ph.d., an individual having its principal address at 4110 N. Alvernon Way, Tucson, Arizona 85718 ("Harris"), on the other hand (Witten and Harris are together the "Licensors").

                                    RECITALS:

         WHEREAS, Company and Licensors are parties to a certain License Agreement, dated as of December 16, 2002 and as may be amended from time to time (the "Agreement"); and

         WHEREAS, Customer and Licensors desire to amend the Agreement as hereinafter set forth;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Licensors agree to provide updated information for Schedule A, "License Proprietary Rights" regarding the docket number, status, application numbers, grant numbers and grant date for each patent listed, as such information becomes available.

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         This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A copy of this First Amendment that is signed and delivered by telecopy or other facsimile transmission shall be considered an original, executed First Amendment.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the License Agreement as of the date first above written.

                                           "LICENSORS"


                                           /S/  MARK L. WITTEN
                                           -------------------------------------
                                                Mark L. Witten, Ph.d.

                                           /S/  DAVID T. HARRIS, PHD
                                           -------------------------------------
                                                David Harris, Ph.d.



                                           IMMUNEREGEN BIOSCIENCES, INC.

                                           By:  /S/    MICHAEL WILHELM
                                                --------------------------------
                                                 Name: Michael Wilhelm
                                                Title: President